Exhibit 4.1.2

EXECUTION COPY

                        AMENDED AND RESTATED LOAN TRANCHE
                                   SUPPLEMENT



         DATED 17 OCTOBER 2006 AS AMENDED AND RESTATED ON 1 MARCH 2007


                        PERMANENT FUNDING (NO. 2) LIMITED
                                  as Funding 2


                           PERMANENT MASTER ISSUER PLC
                                as Master Issuer


                              THE BANK OF NEW YORK
                          as Funding 2 Security Trustee

                                       and

                                 CITIBANK, N.A.
                                  as Agent Bank





















                                  ALLEN & OVERY

                                Allen & Overy LLP

THIS AMENDED AND RESTATED LOAN TRANCHE SUPPLEMENT is dated 17 October 2006 between:

(1) PERMANENT FUNDING (NO. 2) LIMITED (registered number 4441772), a private limited company incorporated under the laws of England and Wales whose registered office is at 35 Great St. Helen's, London EC3A 6AP (as FUNDING
      2);

(2) PERMANENT MASTER ISSUER PLC (registered number 5922774), a public limited company incorporated under the laws of England and Wales whose registered office is at 35 Great St. Helen's, London EC3A 6AP (as MASTER ISSUER);

(3) THE BANK OF NEW YORK, acting through its office at 48th Floor, One Canada Square, London E14 5AL in its capacity as FUNDING 2 SECURITY TRUSTEE which expression shall include such company and all other persons or companies for the time being acting as security trustee (or co-trustee) pursuant to the terms of the Funding 2 Deed of Charge; and

(4) CITIBANK, N.A., acting through its office at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB in its capacity as AGENT BANK.

This document constitutes the Loan Tranche Supplement relating to the Loan Tranches described herein. Terms used herein shall be deemed to be defined as such for the purposes of the Master Intercompany Loan Agreement entered into between the parties hereto on 17 October 2006 as amended and restated on 1 March 2006 (the MASTER INTERCOMPANY LOAN AGREEMENT). This Loan Tranche Supplement contains the final terms of the Loan Tranches identified and described herein, is supplemental to and must be read in conjunction with the Master Intercompany Loan Agreement.

LOAN TRANCHE: The Series 1 Class A Notes will fund the Series 1 AAA (Class A) Loan Tranche which shall have the following terms:

1. Borrower:                                                                    Permanent Funding (No. 2) Limited

2. Lender:                                                                      Permanent Master Issuer plc

3. (i)    Loan Tranche Rating:                                                  AAA/Aaa/AAA

   (ii)   Issue Number:                                                         2006-1

4. Initial Outstanding Principal Balance:                                       {pound-sterling}535,050,000

5. (i)    Closing Date:                                                         17 October 2006

   (ii)   Loan Tranche Interest Commencement Date:                              17 October 2006

   (iii)  Loan Tranche Interest Determination Dates:                            The first day of each Interest Period

6. Final Repayment Date:                                                        The Funding 2 Interest Payment Date falling
                                                                                in October 2007

7. Loan Payment Dates                                                           Bullet Repayment Date (see below)



                                       1

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

8. Relevant Margin:                                                             -0.0189%

9. Relevant Screen Rate:                                                        Three-month Sterling-LIBOR  (or,  in  respect of
                                                                                the first Interest Period, the linear interpolation
                                                                                of two-month Sterling LIBOR and three-month
                                                                                Sterling LIBOR)

10. Step-Up Date:                                                               Not Applicable

11. Relevant Margin following Step-Up Date:                                     Not Applicable

12. Redemption/Payment Basis:                                                   Bullet Redemption

13. Change of Redemption/Payment Basis:                                         Not Applicable

14. Details relating to Bullet Loan Tranche:                                    Applicable

    (i)    Relevant Accumulation Amount:                                        {pound-sterling}535,050,000

    (ii)   Bullet Repayment Date:                                               Funding 2 Interest Payment Date occurring in
                                                                                October 2007

15. Details relating to Scheduled Amortisation Loan Tranche:                    Not Applicable

16. Details relating to Pass-through Loan Tranches:                             Not Applicable

17. Other terms and special conditions:                                         Not Applicable



                                        2

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

LOAN TRANCHE: The Series 2 Class A Notes will fund the Series 2 AAA (Class A)
Loan Tranche which shall have the following terms:

1. Borrower:                                                                    Permanent Funding (No. 2) Limited

2. Lender:                                                                      Permanent Master Issuer plc

3. (i)    Loan Tranche Rating:                                                  AAA/Aaa/AAA

   (ii)   Issuer Number:                                                        2006-1

4. Initial Outstanding Principal Balance:                                       {pound-sterling}936,330,000

5. (i)    Closing  Date:                                                        17 October 2006

   (ii)   Loan Tranche Interest Commencement Date:                              17 October 2006

   (iii)  Loan Tranche Interest Determination Dates:                            The first day of each Interest Period

6. Final Repayment Date:                                                        The Funding 2 Interest Payment Date falling in
                                                                                October 2015

7. Loan Payment Dates:                                                          Bullet Repayment Date (see below)

8. Relevant Margin:                                                             +0.05%

9. Relevant Screen Rate:                                                        Three-month Sterling LIBOR (or, in respect of the
                                                                                first Interest Period, the linear interpolation of
                                                                                two-month Sterling LIBOR and three-month Sterling
                                                                                LIBOR)

10. Step-Up Date:                                                               The Funding 2 Interest Payment Date occurring
                                                                                in April 2013

11. Relevant Margin following Step-Up Date:                                     +0.35%

12. Redemption/Payment Basis:                                                   Bullet Redemption

13. Change of Redemption/Payment Basis:                                          Not Applicable

14. Details relating to Bullet Loan Tranche:                                    Applicable

    (i)   Relevant Accumulation  Amount:                                       {pound-sterling}936,330,000

    (ii)   Bullet Repayment Date:                                               The Funding 2 Interest Payment Date falling in
                                                                                October 2009

15.Details relating to Scheduled Amortisation Loan Tranche:                     Not Applicable

16.Details relating to Pass-through Loan Tranches:                              Not Applicable

                                       3
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

17. Other terms and special conditions:                                         Not Applicable


                                       4
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
LOAN TRANCHE:  The Series 3 Class A  Notes will fund the Series 3 AAA (Class A)
Loan Tranche which shall have the following terms:


1. Borrower:                                                                    Permanent Funding (No. 2) Limited

2. Lender:                                                                      Permanent Master Issuer plc

3. (i)    Loan Tranche Rating:                                                  AAA/Aaa/AAA

   (ii)   Issue  Number:                                                        2006-1

4. Initial Outstanding Principal Balance:                                       {pound-sterling}166,120,000

5. (i)    Closing Date:                                                         17 October 2006

   (ii)   Loan Tranche Interest Commencement Date:                              17 October 2006

   (iii)  Loan Tranche Interest Determination  Dates:                           The first day of each Interest Period

6. Final Repayment Date:                                                        The Funding 2 Interest Payment Date falling in
                                                                                July 2033

7. Loan Payment Dates:                                                          Scheduled Repayment Dates (see below)

8. Relevant Margin:                                                             +0.0427%

9. Relevant Screen:                                                             Three-month Sterling  LIBOR (or, in respect of the
                                                                                first Interest Period, the linear interpolation of
                                                                                two-month Sterling LIBOR and three-month Sterling
                                                                                LIBOR)

10. Step-Up Date:                                                               The Funding 2 Interest Payment Date occurring in
                                                                                April 2013

11. Relevant Margin following Step-Up Date:                                     +0.3354%

12. Redemption/Payment Basis:                                                   Scheduled Amortisation

13. Change of  Redemption/Payment Basis:                                        Not Applicable

14. Details relating to Bullet Loan Tranche:                                    Not Applicable

15. Details relating to Scheduled Amortisation Loan Tranche:                    Applicable

   (i)    Relevant Accumulation Amounts:                                        {pound-sterling}83,060,000/
                                                                                {pound-sterling}83,060,000

   (ii)   Scheduled Repayment Dates:                                            Funding 2 Interest Payment Dates occurring in
                                                                                October 2009 and January 2010

16. Details relating to Pass-through Loan Tranches:                             Not Applicable

                                       5
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
17. Other terms and special conditions:                                         Not Applicable


                                       6
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
LOAN TRANCHE:  The Series 4 Class A1  Notes  will  fund the Series 4 AAA (Class
A1) Loan Tranche which shall have the following terms:

1. Borrower:                                                                    Permanent Funding (No. 2) Limited

2. Lender:                                                                      Permanent Master Issuer plc

3. (i)    Loan Tranche Rating:                                                  AAA/Aaa/AAA

   (ii)   Issue Number:                                                         2006-1

4. Initial Outstanding Principal Balance:                                       {pound-sterling}336,600,000

5. (i)    Closing Date:                                                         17 October 2006

   (ii)   Loan Tranche Interest Commencement Date:                              17 October 2006

   (iii)  Loan Tranche Interest Determination Dates:                            The first day of each Interest Period

6. Final Repayment Date:                                                        The Funding 2 Interest Payment Date falling in
                                                                                October 2015

7. Loan Payment Dates:                                                          Bullet Repayment Date (see below)

8. Relevant Margin:                                                             +0.0519%

9. Relevant Screen Rate:                                                        Three-month Sterling  LIBOR (or, in respect of the
                                                                                first Interest Period, the linear interpolation of
                                                                                two-month Sterling LIBOR and three-month Sterling
                                                                                LIBOR)

10.Step-Up Date:                                                                The Funding 2 Interest Payment Date occurring in
                                                                                April 2013

11.Relevant Margin following Step-Up  Date:                                     +0.3538%

12.Redemption/Payment Basis:                                                    Bullet Redemption

13.Change of Redemption/Payment  Basis:                                         Not Applicable

14.Details relating to Bullet Loan Tranche:                                     Applicable

   (i)    Relevant Accumulation Amount:                                         {pound-sterling}336,600,000

   (ii)   Bullet Repayment Date:                                                The Funding 2 Interest Payment Date falling in
                                                                                October 2008

15.Details relating to Scheduled Amortisation Loan Tranche:                     Not Applicable

16. Details relating to Pass-through Loan Tranches:                             Not Applicable


                                        7
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
17. Other terms and special conditions:                                         Not Applicable


                                        8
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
LOAN TRANCHE:  The Series 4 Class A2  Notes  will  fund the Series 4 AAA (Class
A2) Loan Tranche which shall have the following terms:

1. Borrower:                                                                    Permanent Funding (No. 2) Limited

2. Lender:                                                                      Permanent Master Issuer plc
3. (i)    Loan Tranche Rating:                                                  AAA/Aaa/AAA

   (ii)   Issue Number:                                                         2006-1

4. Initial Outstanding Principal Balance:                                       {pound-sterling}1,178,100,000

5. (i)    Closing Date:                                                         17 October 2006

   (ii)   Loan Tranche Interest Commencement Date:                              17 October 2006

   (iii)  Loan Tranche Interest Determination Dates:                            The first day of each Interest Period

6. Final Repayment Date:                                                        The Funding 2 Interest Payment Date
                                                                                falling in July 2033

7. Loan Payment Dates:                                                          Scheduled Repayment Dates (see below)

8. Relevant Margin:                                                             +0.1051%

9. Relevant Screen Rate:                                                        Three-month Sterling  LIBOR  (or,  in respect
                                                                                of the first Interest Period, the linear
                                                                                interpolation of two-month Sterling LIBOR
                                                                                and three-month Sterling LIBOR)

10. Step-Up Date:                                                               The Funding 2 Interest Payment Date
                                                                                occurring in April 2013

11. Relevant Margin following Step-Up Date:                                     +0.4602%

12. Redemption/Payment Basis:                                                   Scheduled Amortisation

13. Change of Redemption/Payment Basis:                                         Not Applicable

14. Details relating to Bullet Loan Tranch:                                     Not Applicable

15. Details relating to Scheduled Amortisation Loan Tranche:                    Applicable

    (i)    Relevant Accumulation Amounts:                                       {pound-sterling}589,050,000/
                                                                                {pound-sterling}589,050,000

    (iii)  Scheduled Repayment Dates:                                           Funding 2 Interest Payment Dates occurring
                                                                                in July 2011 and October

16. Details relating to Pass-through Loan Tranches:                             Not Applicable


                                        9

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


17. Other terms and special conditions:                                         Not Applicable


                                       10

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
LOAN TRANCHE:  The Series 5 Class A  Notes will fund the Series 5 AAA (Class A)
Loan Tranche which shall have the following terms:

1. Borrower:                                                                    Permanent Funding (No. 2) Limited

2. Lender:                                                                      Permanent Master Issuer plc

3. (i)    Loan Tranche Rating:                                                  AAA/Aaa/AA

   (ii)   Issue Number:                                                         2006-1

4. Initial Outstanding Principal Balance:                                       {pound-sterling}802,570,000

5. (i)    Closing Date:                                                         17 October 2006

   (ii)   Loan Tranche Interest Commencement Date:                              17 October 2006

   (iii)  Loan Tranche Interest Determination Dates:                            The first day of each Interest Period

6. Final Repayment Date:                                                        The Funding 2 Interest Payment Date
                                                                                falling in July 2033

7. Loan Payment Dates:                                                          Scheduled Repayment Dates (see below)

8. Relevant Margin:                                                             +0.1232%

9. Relevant Screen Rate:                                                        Three-month Sterling  LIBOR  (or,  in respect
                                                                                of the first Interest Period, the linear
                                                                                interpolation of two-month Sterling LIBOR
                                                                                and three-month Sterling LIBOR)

10. Step-Up Date:                                                               The Funding 2 Interest Payment Date
                                                                                occurring in April 2013

11. Relevant Margin following Step-Up Date:                                     +0.4964%

12. Redemption/Payment Basis:                                                   Scheduled Amortisation

13. Change of Redemption/Payment Basis:                                         Not Applicable

14. Details relating to Bullet Loan Tranche:                                    Not Applicable

15. Details relating to Scheduled Amortisation Loan Tranche:                    Applicable

   (i)    Relevant Accumulation Amounts:                                        {pound-sterling}401,285,000/
                                                                                {pound-sterling}401,285,000

   (iii)  Scheduled Repayment Dates:                                            Funding 2 Interest Payment Dates occurring
                                                                                in July 2012 and October 2012


                                       11

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
16. Details relating to Pass-through Loan Tranches:                             Not Applicable

17. Other terms and special conditions:                                         Not Applicable


                                       12

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
LOAN TRANCHE:  The Series 6 Class A1  Notes  will  fund the Series 6 AAA (Class
A1) Loan Tranche which shall have the following terms:

1. Borrower:                                                                    Permanent Funding (No. 2) Limited

2. Lender:                                                                      Permanent Master Issuer plc

3. (i)    Loan Tranche Rating:                                                  AAA/Aaa/AA

   (ii)   Issue Number:                                                         2006-1

4. Initial Outstanding Principal Balance:                                       {pound-sterling}500,000,000

5. (i)    Closing Date:                                                         17 October 2006

   (ii)   Loan Tranche Interest Commencement Date:                              17 October 2006

   (iii)  Loan Tranche Interest Determination Dates:                            The first day of each Interest Period

6. Final Repayment Date:                                                        The Funding 2 Interest Payment Date
                                                                                falling in April 2020

7. Loan Payment Dates:                                                          Bullet Repayment Date (see below)

8. Relevant Margin:                                                             +0.12%

9. Relevant Screen Rate:                                                        Three-month Sterling  LIBOR  (or,  in respect
                                                                                of the first Interest Period, the linear
                                                                                interpolation of two- month Sterling LIBOR
                                                                                and three-month Sterling LIBOR)

10. Step-Up Date:                                                               The Funding 2 Interest Payment Date
                                                                                occurring in April 2013

11. Relevant Margin following Step-Up Date:                                     +0.24%

12. Redemption/Payment Basis:                                                   Bullet Redemption

13. Change of Redemption/Payment Basis:                                         Not Applicable

14. Details relating to Bullet Loan Tranche:                                    Applicable

   (i)    Relevant Accumulation Amount:                                         {pound-sterling}500,000,000

                                                                                The Funding 2 Interest Payment Date
   (ii)   Bullet Repayment Date:                                                falling in April 2013

15. Details relating to Scheduled Amortisation Loan Tranche:                    Not Applicable

16. Details relating to Pass-through Loan Tranches:                             Not Applicable

                                       13

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
17. Other terms and special conditions:                                         Not Applicable

                                       14

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
LOAN TRANCHE:  The Series 6 Class A2  Notes  will  fund the Series 6 AAA (Class
A2) Loan Tranche which shall have the following terms:

1. Borrower:                                                                    Permanent Funding (No. 2) Limited

2. Lender:                                                                      Permanent Master Issuer plc

3. (i)    Loan Tranche Rating:                                                  AAA/Aaa/AA

   (ii)   Issue Number:                                                         2006-1

4. Initial Outstanding Principal Balance:                                       {pound-sterling}600,000,000

5. (i)    Closing Date:                                                         17 October 2006

   (ii)   Loan Tranche Interest Commencement Date:                              17 October 2006

   (iii)  Loan Tranche Interest Determination Dates:                            The first day of each Interest Period

6. Final Repayment Date:                                                        The Funding 2 Interest Payment Date
                                                                                falling in April 2020

7. Loan Payment Dates:                                                          Bullet Repayment Date (see below)

8. Relevant Margin:                                                             +0.12%

9. Relevant Screen Rate:                                                        Three-month Sterling  LIBOR  (or,  in respect
                                                                                of the first Interest Period, the linear
                                                                                interpolation of two-month Sterling LIBOR
                                                                                and three-month Sterling LIBOR)

10. Step-Up Date:                                                               The Funding 2 Interest Payment Date
                                                                                occurring in April 2013

11. Relevant Margin following Step-Up Date:                                     +0.24%

12. Redemption/Payment Basis:                                                   Bullet Redemption

13. Change of Redemption/Payment Basis:                                         Not Applicable

14. Details relating to Bullet Loan Tranche:                                    Applicable

    (i)   Relevant Accumulation Amount:                                         {pound-sterling}600,000,000

    (ii)   Bullet Repayment Date:                                               The Funding 2 Interest Payment Date
                                                                                falling in April 2013

15. Details relating to Scheduled Amortisation Loan Tranche:                    Not Applicable

16. Details relating to Pass-through Loan Tranches:                             Not Applicable


                                       15

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
17. Other terms and special conditions:                                         Not Applicable


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
LOAN TRANCHE:  The Series 1 Class B  Notes  will fund the Series 1 AA (Class B)
Loan Tranche which shall have the following terms:

1. Borrower:                                                                    Permanent Funding (No. 2) Limited

2. Lender:                                                                      Permanent Master Issuer plc

3. (i)    Loan Tranche Rating:                                                  AA/Aa3/AA

   (ii)   Issue Number:                                                         2006-1

4. Initial Outstanding Principal Balance:                                       {pound-sterling}19,160,000

5. (i)    Closing Date:                                                         17 October 2006

   (ii)   Loan Tranche Interest Commencement Date:                              17 October 2006

   (iii)  Loan Tranche Interest Determination Dates:                            The first day of each Interest Period

6. Final Repayment Date:                                                        The Funding 2 Interest Payment Date
                                                                                Falling in July 2042

7. Loan Payment Dates:                                                          Pass Through Repayment Date (see below)

8.  Relevant Margin:                                                            +0.0976%

9. Relevant Screen Rate:                                                        Three-month Sterling  LIBOR  (or,  in respect
                                                                                of the first Interest Period, the linear
                                                                                interpolation of two-month Sterling LIBOR
                                                                                and three-month Sterling LIBOR)

10. Step-Up Date:                                                               The Funding 2 Interest Payment Date
                                                                                occurring in April 2013

11. Relevant Margin following Step-Up Date:                                     +0.4452

12. Redemption/Payment Basis:                                                   Pass-through

13. Change of Redemption/Payment Basis:                                         Not Applicable

14. Details relating to Bullet Loan Tranche:                                    Not Applicable

15. Details relating to Scheduled Amortisation Loan Tranche:                    Not Applicable

16. Details relating to Pass-through Loan Tranches:                             Applicable

   (i)    Pass Through Repayment Date:                                          The Funding 2 Interest Payment Dates
                                                                                occurring on and after repayment in full of

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

                                                                                the Series 1 AAA (Class A) Loan Tranche,
                                                                                subject to and in accordance with Part 2 of
                                                                                Schedule 4 of the Funding 2 Deed of Charge.

17. Other terms and special conditions:                                         Not Applicable


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
LOAN TRANCHE:  The Series 2 Class B  Notes  will fund the Series 2 AA (Class B)
Loan Tranche which shall have the following terms:

1. Borrower:                                                                    Permanent Funding (No. 2) Limited

2. Lender:                                                                      Permanent Master Issuer plc

3. (i)    Loan Tranche Rating:                                                  AA/Aa3/AA

   (ii)   Issue Number:                                                         2006-1

4. Initial Outstanding Principal Balance:                                       {pound-sterling}72,180,000

5. (i)    Closing Date:                                                         17 October 2006

   (ii)   Loan Tranche Interest Commencement Date:                              17 October 2006

   (iii)  Loan Tranch Interest Determination Dates:                             The first day of each Interest Period

6. Final Repayment Date:                                                        The Funding 2 Interest Payment Date
                                                                                falling in July 2042

7. Loan Payment Dates:                                                          Pass Through Repayment Date (see below)

8. Relevant Margin:                                                             +0.1413%

9. Relevant Screen Rate:                                                        Three-month Sterling  LIBOR  (or,  in respect
                                                                                of the first Interest Period, the linear
                                                                                interpolation of two-month Sterling LIBOR
                                                                                and three-month Sterling LIBOR)

10. Step-Up Date:                                                               The Funding 2 Interest Payment Date
                                                                                occurring in April 2013

11. Relevant Margin following Step-Up Date:                                     +0.5326%

12. Redemption/Payment Basis:                                                   Pass-through

13. Change of Redemption/Payment Basis:                                         Not Applicable

14. Details relating to Bullet Loan Tranche:                                    Not Applicable

15. Details relating to Scheduled Amortisation Loan Tranche:                    Not Applicable

16. Details relating to Pass-through Loan Tranches:                             Applicable

   (i)    Pass Through Repayment Date:                                          The Funding 2 Interest Payment Dates
                                                                                occurring on and after repayment in full of


                                                                                the Series 2 AAA (Class A) Loan Tranche,
                                                                                subject to and in accordance with Part 2 of
                                                                                Schedule 4 of the Funding 2 Deed of Charge

17. Other terms and special conditions:                                         Not Applicable


LOAN TRANCHE:  The Series 4 Class B Notes  will  fund the Series 4 AA (Class B)
Loan Tranche which shall have the following terms:

1. Borrower:                                                                    Permanent Funding (No. 2) Limited

2. Lender:                                                                      Permanent Master Issuer plc

3. (i)    Loan Tranche Rating:                                                  AA/Aa3/AA

   (ii)   Issue Number:                                                         2006-1

4. Initial Outstanding Principal Balance:                                       {pound-sterling}87,050,000

5. (i)    Closing Date:                                                         17 October 2006

   (ii)   Loan Tranche Interest Commencement Date:                              17 October 2006

   (iii)  Loan Tranche Interest Determination Dates:                            The first day of each Interest Period

6. Final Repayment Date:                                                        The Funding 2 Interest Payment Date
                                                                                falling in July 2042

7. Loan Payment Dates:                                                          Pass-Through Repayment Date (see below)

8. Relevant Margin:                                                             +0.1500%

9. Relevant Screen Rate:                                                        Three-month Sterling  LIBOR  (or,  in respect
                                                                                of the first Interest Period, the linear
                                                                                interpolation of two-month Sterling LIBOR
                                                                                and three-month Sterling LIBOR)

10. Step-Up Date:                                                               The Funding 2 Interest Payment Date
                                                                                occurring in April 2013

11. Relevant Margin following Step-Up Date:                                     +0.5500%

12. Redemption/Payment Basis:                                                   Pass-through

13. Change of Redemption/Payment Basis:                                         Not Applicable

14. Details relating to Bullet Loan Tranche:                                    Not Applicable

15. Details relating to Scheduled Amortisation Loan Tranche:                    Not Applicable

16. Details relating to Pass-through Tranches:                                  Applicable

   (i)    Pass Through Repayment Date:                                          The Funding 2 Interest Payment Dates
                                                                                occurring on and after repayment in full of
                                                                                the Series 4 AAA (Class A) Loan Tranche,
                                                                                subject to and in accordance with Part 2 of
                                                                                Schedule 4 of the Funding 2 Deed of Charge.


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
17. Other terms and special conditions:                                         Not Applicable


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

LOAN TRANCHE:  The Series 1 Class C Notes  will fund the Series 1 BBB (Class C)
Loan Tranche which shall have the following terms:

1. Borrower:                                                                    Permanent Funding (No. 2) Limited

2. Lender:                                                                      Permanent Master Issuer plc

3. (i)    Loan Tranche Rating:                                                  BBB/Baa2/BBB

   (ii)   Issue Number:                                                         2006-1

4. Initial Outstanding Principal Balance:                                       {pound-sterling}19,160,000

5. (i)    Closing Date:                                                         17 October 2006

   (ii)   Loan Tranche Interest Commencement Date:                              17 October 2006

   (iii)  Loan Tranche Interest Determination Dates:                            The first day of each Interest Period

6. Final Repayment Date:                                                        The Funding 2 Interest Payment Date
                                                                                falling in July 2042

7. Loan Payment Dates:                                                          Pass-Through Repayment Date (see below)

8. Relevant Margin:                                                             +0.2542%

9. Relevant Screen Rate:                                                        Three-month Sterling LIBOR (or, in respect
                                                                                of the first Interest Period, the linear
                                                                                interpolation of two-month Sterling LIBOR
                                                                                and three-month Sterling LIBOR)

10. Step-Up Date:                                                               The Funding 2 Interest Payment Date occurring
                                                                                in April 2013

11. Relevant Margin following Step-Up Date:                                     +0.7584%

12. Redemption/Payment Basis:                                                   Pass-through

13. Change of Redemption/Payment Basis:                                         Not Applicable

14. Details relating to Bullet Loan Tranche:                                    Not Applicable

15. Details relating to Scheduled Amortisation Loan Tranche:                    Not Applicable

16. Details relating to Pass-through Loan Tranches:                             Applicable

(i)    Pass Through Repayment Date:                                             The Funding 2 Interest Payment Dates
                                                                                occurring  on and after repayment in full of


                                                                                the Series 1 AA (Class B) Loan Tranche,
                                                                                subject to and in accordance with Part 2 of
                                                                                Schedule 4 of the Funding 2 Deed of Charge

17. Other terms and special conditions:                                         Not Applicable/give details


LOAN TRANCHE:  The Series 2 Class C Notes will fund  the Series 2 BBB (Class C)
Loan Tranche which shall have the following terms:

1. Borrower:                                                                    Permanent Funding (No. 2) Limited

2. Lender:                                                                      Permanent Master Issuer plc

3. (i)    Loan Tranche Rating:                                                  BBB/Baa2/BBB

   (ii)   Issue Number:                                                         2006-1

4. Initial Outstanding Principal Balance:                                       {pound-sterling}72,180,000

5. (i)    Closing  Date:                                                        17 October 2006

   (ii)   Loan Tranche Interest Commencement Date:                              17 October 2006

   (iii)  Loan Tranche InterestDetermination Dates:                             The first day of each Interest Period

6. Final Repayment Date:                                                        The Funding 2 Interest Payment Date
                                                                                falling in July 2042

7. Loan Payment Dates:                                                          Pass-Through Repayment Date (see below)

8. Relevant Margin:                                                             +0.4608%

9. Relevant Screen Rate:                                                        Three-month Sterling LIBOR (or, in respect
                                                                                of the first Interest Period, the linear
                                                                                interpolation of two-month Sterling LIBOR
                                                                                and three-month Sterling LIBOR)

10. Step-Up Date:                                                               The Funding 2 Interest Payment Date
                                                                                occurring in April 2013

11. Relevant following Step-Up Date:                                            Margin+1.1716%

12. Redemption/Payment Basis:                                                   Pass-through

13. Change of Redemption/Payment Basis:                                         Not Applicable

14. Details relating to Bullet Loan Tranche:                                    Not Applicable

15. Details relating to Scheduled Amortisation Loan Tranche:                    Not Applicable

16. Details relating to Pass-through Loan Tranches:                             Applicable

    (i)    Pass Through Repayment Date:                                         The Funding 2 Interest Payment Dates
                                                                                occurring on and after repayment in full of

                                                                                Series 2 AA (Class B) Loan Tranche,
                                                                                subject to and in accordance with Part 2 of
                                                                                Schedule 4 of the Funding 2 Deed of Charge

17. Other terms and special conditions:                                         Not Applicable


LOAN TRANCHE:  The Series 4 Class C Notes  will fund the Series 4 BBB (Class C)
Loan Tranche which shall have the following terms:

1. Borrower:                                                                    Permanent Funding (No. 2) Limited

2. Lender:                                                                      Permanent Master Issuer plc

3. (i)    Loan Tranche Rating:                                                  BBB/Baa2/BBB

   (ii)   Issue Number:                                                         2006-1

4. Initial Outstanding Principal Balance:                                       {pound-sterling}87,050,000

5. (i)    Closing Date:                                                         17 October 2006

   (ii)   Loan Tranche Interest Commencement Date:                              17 October 2006

   (iii)  Loan Tranche Interest Determination Dates:                            The first day of each Interest Period

6. Final Repayment Date:                                                        The Funding 2 Interest Payment Date
                                                                                falling in July 2033

7. Loan Payment Dates:Pass Through Repayment Date (see below)

8. Relevant Margin:                                                             +0.4707%

9. Relevant Screen Rate:                                                        Three-month Sterling  LIBOR  (or,  in respect
                                                                                of the first Interest Period, the linear
                                                                                interpolation of two-month Sterling IBOR
                                                                                and three-month Sterling LIBOR)

10. Step-Up Date:                                                               The Funding 2 Interest Payment Date
                                                                                occurring in April 2013

11. Relevant Margin following Step-Up Date:                                     +1.1914%

12. Redemption/Payment Basis:                                                   Pass-through

13. Change of Redemption/Payment Basis:                                         Not Applicable

14. Details relating to Bullet Loan Tranche:                                    Not Applicable

15. Details relating to Scheduled Amortisation Loan Tranche:                    Not Applicable

16. Details relating to Pass-through Loan Tranches:                             Applicable

    (i)    Pass Through Repayment Date:                                         The Funding 2 Interest Payment Dates
                                                                                occurring  on and after repayment in full of
                                                                                the Series 4 AA (Class B) Loan Tranche,
                                                                                subject to and in accordance with Part 2 of
                                                                                Schedule 4 of the Funding 2 Deed of Charge.


17. Other terms and special conditions:                                         Not Applicable


CONFIRMATIONS:

Funding 2 confirms that:

(a) no Master Intercompany Loan Event of Default has occurred and is continuing which has not been waived, or would result from the making of such Loan Tranche;

(b) the representations and warranties set out in CLAUSE 13 of the Master Intercompany Loan Agreement are true on and as of the Closing Date specified in this Loan Tranche Supplement by reference to the facts and circumstances then existing; and

(c) as of the Closing Date specified in this Loan Tranche Supplement, there will be no debit balance on the Funding 2 Principal Deficiency Ledger after the application of the Funding 2 Available Revenue Receipts on the next Funding 2 Interest Payment Date.

The Master Issuer confirms that no Note Event of Default has occurred and is continuing which has not been waived, or would result from the making of such Loan Tranche.

                                EXECUTION PAGE
                          FOR LOAN TRANCHE SUPPLEMENT

FUNDING 2

EXECUTED for and on behalf of                   )  /s/ Claudia Wallace
PERMANENT FUNDING (NO. 2) LIMITED               )
by:                                             )

_________________________

Name:



MASTER ISSUER

EXECUTED for and on behalf of                   )  /s/ Claudia Wallace
PERMANENT MASTER ISSUER PLC                     )
by:                                             )

_________________________

Name:



FUNDING 2 SECURITY TRUSTEE

EXECUTED for and on behalf of                   )  /s/ Vincent Giraud
THE BANK OF NEW YORK                            )
by:                                             )

_________________________

Name:



AGENT BANK

EXECUTED for and on behalf of                   )  /s/ Georgia Mitchell
CITIBANK, N.A.                                  )
by                                              )

_________________________

Name: